                                                                    EXHIBIT 10.6

                                                                  EXECUTION COPY

                        -------------------------------


                      SECOND AMENDMENT TO CREDIT AGREEMENT

                           Dated as of March 14, 2001

                                     Between

                                MASKA U.S., INC.
                                   as Borrower

                                       and

                       THE CREDIT PARTIES SIGNATORY HERETO
                                as Credit Parties

                                       and

                          THE LENDERS SIGNATORY HERETO
                                   as Lenders

                                       and

                      GENERAL ELECTRIC CAPITAL CORPORATION
                            as Agent for the Lenders


                        -------------------------------


                                 McMILLAN BINCH
                                     -------
                            BARRISTERS & SOLICITORS

                                                                  EXECUTION COPY


                                TABLE OF CONTENTS


Section 1 - INTERPRETATION..............................................................2
      1.1     Definitions...............................................................2
      1.2     Incorporation into Existing Credit Agreement..............................2

Section 2 - AMENDMENTS OF SECTION 1 - AMOUNT AND TERMS OF CREDIT........................2
      2.1     Amendment of Section 1.3 - Prepayments....................................2
      2.2     Amendments of Section 1.5 - Interest and Applicable Margins...............2
      2.3     Amendments of Section 1.9 - Fees..........................................3
      2.4     Amendment of Section 1.14 - Access........................................3

Section 3 - AMENDMENTS OF SECTION 6 - NEGATIVE COVENANTS................................4
      3.1     Amendments of Section 6.3 - Indebtedness..................................4
      3.2     Amendment of Section 6.4 - Employee Loans and Affiliate Transactions......4
      3.3     Amendment of Section 6.5 - Capital Structure and Business.................5
      3.4     Amendments of Section 6.14 - Restricted Payments..........................5
      3.5     Amendments of Section 6.18 - Changes Relating to Other Indebtedness.......6

Section 4 - AMENDMENTS OF SECTION 8 - EVENTS OF DEFAULT: RIGHTS AND
REMEDIES................................................................................6
      4.1     Amendments of Section 8.1 - Events of Default.............................6

Section 5 - AMENDMENTS OF ANNEXES.......................................................6
      5.1     Amendment of Annex A - Definitions........................................6
      5.2     Amendments of Annex G - Financial Covenants...............................9

Section 6 - WAIVERS OF EVENTS OF DEFAULT...............................................10
      6.1     Waivers -  Financial Covenants...........................................10

Section 7 - REPRESENTATIONS AND WARRANTIES.............................................10
      7.1     Corporate Power, Authorization and Enforceable Obligations...............10
      7.2     Representations and Warranties True and Correct..........................11
      7.3     No Default or Event of Default...........................................11

Section 8 - AMENDMENT FEE..............................................................11

Section 9 - CONDITIONS PRECEDENT.......................................................12
      9.1     Conditions Precedent to this Second Amendment Becoming Effective.........12

Section 10 - MISCELLANEOUS.............................................................12
      10.1    Consent Supplement.......................................................12
      10.2    Availability.............................................................13
      10.3    Ratification and Confirmation of Loan Documents..........................13
      10.4    Reservation of Rights and Remedies.......................................13
      10.5    References in Loan Documents to Credit Agreement.........................13
      10.6    Headings.................................................................13
      10.7    Reimbursement............................................................13
      10.8    Counterparts.............................................................13
      10.9    Loan Document............................................................14

                                      (i)

                                                                  EXECUTION COPY



                      SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (this "SECOND AMENDMENT") is dated as of March 14, 2001, between


                        MASKA U.S., INC., a Vermont corporation
                        ("BORROWER")

                                     and

                        THE CREDIT PARTIES SIGNATORY HERETO
                        ("CREDIT PARTIES")

                                     and

                        THE LENDERS SIGNATORY HERETO
                        ("LENDERS")

                                     and

                        GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as Agent for the Lenders
                        ("AGENT")

RECITALS

A. Borrower (the corporation surviving from the merger of SHC Hockey Inc. into Maska U.S., Inc.), Credit Parties, Agent and Lenders are parties to a Credit Agreement dated as of November 19, 1998 (as amended, restated, supplemented and otherwise modified as of the date hereof, the "EXISTING CREDIT AGREEMENT").

B. Sport Maska Inc. ("MASKA CANADA"), Ultimate Parent, Caisse de depot et placement du Quebec, as agent and lender and Montreal Trust Company, as paying agent, are parties to a Credit Agreement dated as of November 19, 1998 (the "TERM LOAN AGREEMENT"), as amended and restated by the Amended and Restated Credit Agreement entered into on March 14, 2001 (the "AMENDED AND RESTATED TERM LOAN AGREEMENT").

C. Borrower has requested amendments to and waivers of certain provisions of the Existing Credit Agreement.

D. Agent and Lenders have agreed to grant Borrower's request on the terms and subject to the conditions contained in this Second Amendment.



                                      (1)

                                                                  EXECUTION COPY


FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1 - INTERPRETATION

1.1   DEFINITIONS

      Capitalized terms used and not defined in this Second Amendment have the meanings given to them in the Existing Credit Agreement and the term "EFFECTIVE DATE" has the meaning given to that term in Section 9.1 of this Second Amendment.

1.2   INCORPORATION INTO EXISTING CREDIT AGREEMENT

      The Existing Credit Agreement and this Second Amendment shall henceforth be read together and shall have the effect as if all the provisions of such agreements were contained in one agreement.

SECTION 2 - AMENDMENTS OF SECTION 1 - AMOUNT AND TERMS OF CREDIT

2.1   AMENDMENT OF SECTION 1.3 - PREPAYMENTS

      On and after the Effective Date, Section 1.3(b)(iii) of the Existing Credit Agreement is amended and restated as follows:

      "(iii) If Ultimate Parent issues Stock, subject to a requirement under the Term Loan Agreement that the proceeds thereof be applied to reduce Term Loan Facility 2 thereunder, no later than the Business Day following the date of receipt of the proceeds thereof, Borrowers shall prepay the Loans, to be applied rateably to all of the Loans owing by each Borrower, in an amount equal to all such proceeds, net of underwriting discounts and commissions and other reasonable costs paid to non-Affiliates in connection therewith, multiplied by a fraction equal to the aggregate outstanding amount of the Loans divided by the sum of the aggregate outstanding amount of the Loans plus the revolving loans, swing line loans and letter of credit obligations under the Canadian Facility. Any such prepayment shall be applied in accordance with CLAUSE (C) below.".

2.2   AMENDMENTS OF SECTION 1.5 - INTEREST AND APPLICABLE MARGINS

      On and after the Effective Date:

(1) the "Level V" Applicable Margins, as set out in the Applicable Margins grid in Section 1.5 of the Existing Credit Agreement, shall apply until the next adjustment (if any) in the Applicable Margins provided for in the Existing Credit Agreement; and

(2) the Applicable Margins grid in Section 1.5 of the Existing Credit Agreement is amended and restated as follows:



                                      (2)

                                                                  EXECUTION COPY



                                    APPLICABLE MARGINS
                                    ------------------
                                LEVEL I   LEVEL II  LEVEL III  LEVEL IV  LEVEL V
                                -------   --------  ---------  --------  -------
Applicable Index Margin         0.50%     0.50%     0.75%      1.00%     1.25%

Applicable LIBOR Margin         1.75%     2.00%     2.25%      2.50%     2.75%


2.3   AMENDMENTS OF SECTION 1.9 - FEES

      On and after the Effective Date:

(1) Section 1.9(c) of the Existing Credit Agreement is amended and restated as follows:

      "(c) If Borrowers prepay the Revolving Loan and terminate the Revolving Loan Commitment before October 17, 2002, whether voluntarily or involuntarily and whether before or after acceleration of the Obligations, Borrowers shall immediately pay to Agent, for the rateable benefit of Lenders, as liquidated damages and compensation for the costs of being prepared to make funds available hereunder and not as a penalty, an amount equal to $250,000. Notwithstanding the foregoing, for greater certainty, no prepayment fee shall be payable by Borrowers upon a mandatory prepayment made pursuant to SECTION 1.3(B) or 1.16(C); PROVIDED, that in the case of prepayments made pursuant to SECTION 1.3(B)(II) or 1.3(B)(III), the transaction giving rise to the applicable prepayment is expressly permitted under SECTION 6."; and

(2) Section 1.9(d) is inserted into the Existing Credit Agreement immediately following Section 1.9(c) as follows:

      "(d) As additional compensation for Revolving Lenders, each Borrower agrees to pay to Agent, for the rateable benefit of Revolving Lenders, in arrears, on the first Business Day of each month prior to the Commitment Termination Date and on the Commitment Termination Date, a fee in an amount equal to one and one half percent (1.5%) per annum (calculated on the basis of a 360 day year for actual days elapsed) of the Maska US Overadvance Inventory Amount.".

2.4   AMENDMENT OF SECTION 1.14 - ACCESS

      On and after the Effective Date, Section 1.14 of the Existing Credit Agreement is amended by amending and restating the second to last sentence thereof as follows:

      "Agent will give Lenders at least ten (10) days' prior written notice of regularly scheduled audits, which audits shall be conducted no less frequently than twice per annum and, after the occurrence of a Default, as frequently as Agent determines necessary or advisable.".



                                      (3)

                                                                  EXECUTION COPY


SECTION 3 - AMENDMENTS OF SECTION 6 - NEGATIVE COVENANTS

3.1   AMENDMENTS OF SECTION 6.3 - INDEBTEDNESS

      On and after the Effective Date:

(1) Section 6.3(a)(iv)(z) of the Existing Credit Agreement is amended and restated as follows:

      "(z) with respect to Ultimate Parent, Indebtedness under the Term Loan not to exceed the Equivalent Amount in Canadian Dollars of US$47,500,000, plus, Capitalized Interest (if any), less, at all times, the aggregate amount thereof repaid and, with respect to Maska Canada, Indebtedness under the Term Loan not to exceed the Equivalent Amount in Canadian Dollars of US$40,000,000, plus, Capitalized Interest (if any), less, at all times, the aggregate amount thereof repaid and, with respect to Indebtedness permitted under each of the foregoing clauses (a)(i) and
      (a)(iv)(x), refinancings thereof or amendments or modifications thereto which do not have the effect of increasing the principal amount thereof or changing the amortization thereof (other than to extend the same) and which are otherwise on terms and conditions no less favourable to any Credit Party, Agent or any Lender, as determined by Agent, acting reasonably, than the terms of the Indebtedness being refinanced, amended or modified,"; and

(2) Section 6.3(a)(ix) of the Existing Credit Agreement is amended and restated as follows:

      "(ix) Indebtedness in the form of loans made by Maska US to Ultimate Parent for the purpose of paying, to the extent otherwise expressly permitted in this Agreement, up to ninety percent (90%) of fifty-four percent (54%) of regularly scheduled interest payments on, and prepayments of principal of, the Term Loan, an extension fee of up to C$1,000,000 paid to Term Lender for extending the maturity of the Term Loan to February 19, 2001, a restructuring fee in an aggregate amount that does not exceed C$2,716,000 paid to Term Lender for amending and restating the Term Loan Agreement on March 14, 2001, regularly scheduled annual agency fees that do not exceed C$30,000 per annum payable under the Term Loan Agreement and other charges in respect of the Term Loan,".

3.2   AMENDMENT OF SECTION 6.4 - EMPLOYEE LOANS AND AFFILIATE TRANSACTIONS

      On and after the Effective Date, Section 6.4(a) of the Existing Credit Agreement is amended by inserting the following sentence after the last sentence thereof:

      "Notwithstanding the foregoing and, for greater certainty, without limiting any other provision of this Agreement, this SECTION 6.4(A) shall not apply to (1) the transactions expressly provided for in the Stockholders Agreement, the Registration Rights Agreement and the Sale Agreement, as each such agreement exists on March 14, 2001, and any exercise of the common Stock purchase warrants issued by Ultimate Parent to Term Lender pursuant to the Warrant Agreement (as such agreement exists on March 14,



                                      (4)

      2001 and recognizing that the number of common shares issuable upon such exercise may be adjusted pursuant to the terms of such agreement) if, and from and after, Term Lender becomes an Affiliate of the Credit Parties,
      (2) management fees paid by Borrower or Ultimate Parent to Wellspring in an aggregate amount that do not exceed $200,000 in any Fiscal Year and (3) industry standard fees for services rendered by Wellspring upon the successful completion of any refinancing of the Term Loan or a sale of all or a portion of Borrower's or Ultimate Parent's assets permitted hereunder in an aggregate amount which shall not at any time exceed one percent (1%) of the aggregate amount of such refinancing or the gross value of the assets sold; provided, that, with respect to clauses (2) and (3) above, no Default or Event of Default has occurred and is continuing or would result after giving effect to any such payment and; provided further, that in the case of clause (2) above, Borrower shall have adequate Net Borrowing Availability for operating its business after giving effect to any such payment, and, in the case of clause (3) above, Borrower shall have received the prior written consent of Agent to each such payment (such consent not to be unreasonably withheld). With reference to clause (3) above, Agent may consider, without limitation, in determining whether it will grant its consent whether Borrower will have adequate Net Borrowing Availability for operating its business after giving effect to each such payment.".

3.3   AMENDMENT OF SECTION 6.5 - CAPITAL STRUCTURE AND BUSINESS

      On and after the Effective Date, clause (b) of Section 6.5 of the Existing Credit Agreement is amended and restated as follows:

      "(b) make any change in its capital structure as described on DISCLOSURE
      SCHEDULE 3.8, including the issuance of any shares of Stock, Stock purchase warrants or other securities convertible into Stock or any revision of the terms of its outstanding Stock, except that Ultimate Parent may (1) make a Public Offering of its common Stock or issue employee stock options or warrants to purchase common Stock or issue Stock pursuant to the exercise of warrants or as payments in kind in connection the Phoenix Investment so long as (i) the proceeds thereof are applied in prepayment of the Obligations as required by SECTION 1.3(B)(III), (ii) no Change of Control occurs after giving effect thereto, and (iii) any preferred Stock issued by Ultimate Parent, including in connection with the Phoenix Investment, shall only contain rights to dividends payable in kind and not cash, (2) issue common Stock purchase warrants and common Stock pursuant to the exercise of such common Stock purchase warrants to the extent provided for in the Term Lender Investment; provided, that no Change of Control occurs after giving effect thereto and (3) cancel common Stock purchase warrants surrendered by Term Lender in connection with a transaction that is not prohibited hereunder,".

3.4   AMENDMENTS OF SECTION 6.14 - RESTRICTED PAYMENTS

      On and after the Effective Date:

(1) Clause (f) of Section 6.14 of the Existing Credit Agreement is amended and restated as follows:



                                      (5)

                                                                  EXECUTION COPY


      "(f) payments by Ultimate Parent and Maska Canada of (i) an extension fee of up to C$1,000,000 made to Term Lender for extending the maturity of the Term Loan to February 19, 2001, (ii) a restructuring fee in an aggregate amount that does not exceed C$2,716,000 made to Term Lender for amending and restating the Term Loan Agreement on March 14, 2001 and, (iii) regularly scheduled agency fees of up to C$30,000 per annum payable to Term Lender under the Term Loan Agreement and other charges in respect of the Term Loan";

(2) Clause (h) of Section 6.14 of the Existing Credit Agreement is amended by deleting the word "and" immediately before clause (v) thereof, replacing the reference to clause "(v)" with "(i)", and the word "and" is inserted immediately after the semi-colon and before the proviso following clause (i);

(3) Clause (j) is inserted into Section 6.14 of the Existing Credit Agreement immediately following clause (i) as follows:

      "(j) Ultimate Parent and Maska Canada may prepay or repay the principal amount of Term Loan Facility 2 with the proceeds of common Stock issuances by Ultimate Parent;".

3.5   AMENDMENTS OF SECTION 6.18 - CHANGES RELATING TO OTHER INDEBTEDNESS

      On and after the Effective Date, Section 6.18 of the Existing Credit Agreement is amended and restated by replacing the reference to "the Closing Date" with "March 14, 2001".

SECTION 4 - AMENDMENTS OF SECTION 8 - EVENTS OF DEFAULT: RIGHTS AND REMEDIES

4.1   AMENDMENTS OF SECTION 8.1 - EVENTS OF DEFAULT

      On and after the Effective Date, clause (n) is inserted into Section 8.1 of the Existing Credit Agreement immediately following clause (m) as follows:

      "(n) any Credit Party breaches any of its obligations under the Intercreditor Confirmation.".

SECTION 5 - AMENDMENTS OF ANNEXES

5.1   AMENDMENT OF ANNEX A - DEFINITIONS.

      On and after the Effective Date,

(1) Clause (b) of the definition of "MASKA US BORROWING BASE" in Annex A of the Existing Credit Agreement is amended and restated as follows:

      "(b) from the period (i) from and including September 1 to and including April 30 of each year, fifty-five percent (55%) of the book value of Maska US's Eligible Inventory



                                      (6)

                                                                   EXECUTION COY


      valued on a first-in, first-out basis (at the lower of cost and market), and (ii) from and including May 1 to and including August 31 of each year, sixty-five percent (65%) of the book value of Maska US's Eligible Inventory valued on a first-in, first-out basis (at the lower of cost and market; provided, that with reference to clause (ii), Agent shall have received, prior to May 1 in each year, an appraisal of Maska US's Inventory conducted by an appraiser acceptable to Agent and showing Inventory values acceptable to Agent in its sole discretion; and provided further, that the additional ten percent (10%) of such value of Maska US's Eligible Inventory (relative to clause (i)) shall not exceed $1,500,000 at any time) less, in the case of each of (i) and (ii), any Reserves established by Agent at such time in its reasonable credit judgment.".

(2) Annex A of the Existing Credit Agreement is amended by adding the following definition immediately following the term "CAPITAL EXPENDITURES" as follows:

      "CAPITALIZED INTEREST shall have the meaning given to it in the Term Loan Agreement, as such agreement exists on March 14, 2001.".

(3) Clauses (a) and (b) of the definition of "COMMITMENT TERMINATION DATE" in Annex A of the Existing Credit Agreement are amended and restated as follows:

      "(a) fourteen (14) days prior to the date that either Term Loan Facility 1 or Term Loan Facility 2 under the Term Loan Agreement is terminated or matures, (b) October 17, 2002,".

(4) Annex A of the Existing Credit Agreement is amended by adding the following definition immediately following the term "INTERCREDITOR AGREEMENT" as follows:

      "INTERCREDITOR CONFIRMATION shall mean the Intercreditor Confirmation dated as of March 14, 2001 between Agent, Canadian Agent, Term Lender and Credit Parties confirming, among other things, the rights and obligations of each party under the Intercreditor Agreement and Agent's and US Agent's rights to receive reports of any consultant that may be appointed pursuant to the Term Loan Agreement if such reports are received by any Credit Party."

(5) Annex A of the Existing Credit Agreement is amended by adding the following definition immediately following the term "MASKA US BORROWING BASE" as follows:

      "MASKA US OVERADVANCE INVENTORY AMOUNT shall mean, for any period of calculation, the average for such period of the daily closing balances of the amounts of the Revolving Loan and the Swing Line Loan outstanding during such period and borrowed in reliance on the additional borrowing availability (IE., 10%) in respect of the value of Maska US's Eligible Inventory, as provided in clause (b)(ii) of the term "Maska US Borrowing Base" contained in Annex A of the Agreement.".

(6) Annex A of the Existing Credit Agreement is amended by adding the following definition immediately following the term "Refunded Swing Line Loan":



                                      (7)

                                                                  EXECUTION COPY


      "REGISTRATION RIGHTS AGREEMENT shall mean the Registration Rights Agreement dated as of March 14, 2001 between Ultimate Parent and Caisse de depot et placement du Quebec.".

(7) Annex A of the Existing Credit Agreement is amended by adding the following definition immediately following the term "REVOLVING NOTE" as follows:

      "SALE AGREEMENT shall mean the agreement entered into on March 14, 2001 between WS Acquisition, LLC, The Equitable Life Insurance Society of the United States, The Northwestern Mutual Life Insurance Company, Phoenix Home Life Mutual Insurance Company, Business Men's Assurance Company, Indianapolis Life Insurance Company, GE Capital Assurance Company, Caisse de depot et placement du Quebec and Ultimate Parent pursuant to which, among other things and subject to the Intercreditor Agreement, this Agreement and the Canadian Facility Agreement, Term Lender is granted certain indebtedness conversion rights and drag along rights in connection with the extension of the Term Loan.".

(8) Annex A of the Existing Credit Agreement is amended by adding the following definition immediately following the term "STOCK" as follows:

      "STOCKHOLDERS AGREEMENT shall mean the agreement dated March 14, 2001 between WS Acquisition, LLC, Caisse de depot et placement du
      Quebec and Ultimate Parent pursuant to which, among other things and subject to the Intercreditor Agreement, this Agreement and the Canadian Facility Agrement, Term Lender is given pre-emptive rights, tag along rights and rights with respect to representation on the Board of Directors of Ultimate Parent in connection with the Term Lender Investment.".

(9) Annex A of the Existing Credit Agreement is amended by adding the following definition immediately following the term "TAXES" as follows:

      "TERM LENDER INVESTMENT shall mean the common Stock purchase warrants issued by Ultimate Parent to Term Lender pursuant to the Warrant Agreement which entitle Term Lender to purchase up to 1,533,382 shares of common Stock of Ultimate Parent, as such amount may be adjusted, from time to time, pursuant to the Warrant Agreement.".

(10) Annex A of the Existing Credit Agreement is amended by adding the following definitions immediately following the term "TERM LOAN AGREEMENT" as follows:

      "TERM LOAN FACILITY 1 shall mean a term loan in an amount of up to C$90,000,000 with a maturity date of June 30, 2004 made available by Term Lender pursuant to the terms of the Term Loan Agreement."; and

      "TERM LOAN FACILITY 2 shall mean a term loan in an amount of up to C$45,800,000 with a maturity date of October 31, 2002 made available by Term Lender pursuant to the terms of the Term Loan Agreement.".



                                      (8)

                                                                  EXECUTION COPY


(11) Annex A of the Existing Credit Agreement is amended by adding the following definitions immediately following the term "WAP":

      "WARRANT AGREEMENT means the Warrant Agreement dated as of March 14, 2001 between Caisse de depot et placement du Quebec and Ultimate
      Parent pursuant to which the Term Lender Investment is made.".

      "WELLSPRING shall mean WS Acquisition, LLC and its Associates (as defined in Section 13.1.11 of the Term Loan Agreement, as such agreement exists on March 14, 2001).".

5.2   AMENDMENTS OF ANNEX G - FINANCIAL COVENANTS

      On and after the Effective Date, Annex G of the Existing Credit Agreement is amended as follows:

(1) Section (a) of Annex G is amended by replacing the specific periods and the specific amounts set out opposite each such period with the following:


      "PERIOD                                MAXIMUM CAPITAL EXPENDITURES PER PERIOD
      -------                                ---------------------------------------
Fiscal Year ending December 31, 2001         $3,500,000;
Fiscal Year ending after December 31, 2001   $4,000,000
and each Fiscal Year ending thereafter.".

(2) Section (b) of Annex G is amended by replacing the specific minimum Fixed Charge Coverage Ratios set out therein with the following:

      "0.85 to 1.0 for the four consecutive Fiscal Quarters ending March 31, 2001;
       0.85 to 1.0 for the four consecutive Fiscal Quarters ending June 30, 2001;
       0.9 to 1.0 for the four consecutive Fiscal Quarters ending September 30, 2001; and
       1.1 to 1.0 for the four consecutive Fiscal Quarters ending December 31, 2001 and for the four consecutive Fiscal Quarters ending on the last day of each Fiscal Quarter thereafter.".

(3) Section (c) of Annex G is amended by replacing the specific minimum Interest Coverage Ratios set out therein with the following:

      "1.25 to 1.0 for the four consecutive Fiscal Quarters ending March 31, 2001;
       1.25 to 1.0 for the four consecutive Fiscal Quarters ending June 30, 2001;
       1.3 to 1.0 for the four consecutive Fiscal Quarters ending September 30, 2001;
       1.5 to 1.0 for the four consecutive Fiscal Quarters ending December 31, 2001;
       1.5 to 1.0 for the four consecutive Fiscal Quarters ending March 31, 2002;
       1.7 to 1.0 for the four consecutive Fiscal Quarters ending June 30, 2002; and
       1.7 to 1.0 for the four consecutive Fiscal Quarters ending September 30, 2002 and for the


                                      (9)

                                                                  EXECUTION COPY

       four consecutive Fiscal Quarters ending on the last day of each Fiscal Quarter thereafter.".


SECTION 6 - WAIVERS OF EVENTS OF DEFAULT

6.1   WAIVERS -  FINANCIAL COVENANTS

      Agent and Requisite Lenders hereby waive the Events of Default occurring under Section 8.1(b) of the Existing Credit Agreement:

(1) as a result of Ultimate Parent and its Subsidiaries failing to comply with the "Minimum Fixed Charge Coverage Ratio" and the "Minimum Interest Coverage Ratio" covenants in Sections (b) and (c) of Annex G to the Existing Credit Agreement for the four Fiscal Quarters ended December 31, 2000; and

(2) that may result from Borrower failing to comply with the minimum Net Borrowing Availability covenant contained in Section (d) of Annex G to the Existing Credit Agreement at any time during the period from and including March 15, 2001 to and including September 15, 2001.

SECTION 7 - REPRESENTATIONS AND WARRANTIES

      To induce Agent and Lenders to enter into this Second Amendment, Borrower makes the following representations and warranties to Agent and each Lender, each of which shall survive the execution and delivery of this Second Amendment:

7.1   CORPORATE POWER, AUTHORIZATION AND ENFORCEABLE OBLIGATIONS

(1) The execution and delivery by each Credit Party of this Second Amendment, and the performance by each Credit Party of its obligations under this Second Amendment and the Existing Credit Agreement, as amended by this Second
Amendment:

      (a)   are within such Credit Party's corporate power;

      (b) have been duly authorized by all necessary or proper corporate and shareholder action of such Credit Party;

      (c) do not contravene any provision of such Credit Party's constating documents or by-laws or any shareholder's agreement to which such Credit Party is a party;

      (d) do not violate any law or regulation, or any order or decree of any court or Governmental Authority;

      (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which



                                      (10)

                                                                  EXECUTION COPY


            such Credit Party is a party or by which such Credit Party or any of its property is bound;

      (f) do not result in the creation or imposition of any Lien upon any of the property of such Credit Party; and

      (g) do not require the consent or approval of any Governmental Authority or any other Person.

(2) This Second Amendment has been duly executed and delivered by each Credit Party and this Second Amendment and the Existing Credit Agreement, as amended by this Second Amendment, constitute legal, valid and binding obligations of each Credit Party and are enforceable against it in accordance with their respective terms.

(3) Borrower has delivered to Agent a true and complete photocopy of the Amended and Restated Term Loan Agreement and each of the documents and instruments (collectively, the "AMENDED AND RESTATED TERM LOAN DOCUMENTS") required to be delivered thereunder as conditions precedent to the Amended and Restated Term Loan Agreement becoming effective.

7.2   REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT

      After giving effect to this Second Amendment on the Effective Date, each of the representations and warranties of every Credit Party contained in the Existing Credit Agreement and each of the other Loan Documents is true and correct on and as of the Effective Date as if made on such date, except to the extent any such representation or warranty expressly relates to an earlier date and except for changes expressly permitted or expressly contemplated by the Existing Credit Agreement.

7.3   NO DEFAULT OR EVENT OF DEFAULT

      After giving effect to this Second Amendment on the Effective Date, no Default or Event of Default shall be continuing.

SECTION 8 - AMENDMENT FEE

      To induce Agent and Lenders to enter into this Second Amendment, Borrower agrees to pay to Agent, for the ratable benefit of Lenders, an amendment fee of US$91,666.75 (the "AMENDMENT FEE"). The Amendment Fee is inclusive of the fee of US$41,666.75 that was payable to Agent on March 8, 2001.



                                      (11)
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                                                                  EXECUTION COPY



SECTION 9 - CONDITIONS PRECEDENT

9.1   CONDITIONS PRECEDENT TO THIS SECOND AMENDMENT BECOMING EFFECTIVE

      This Second Amendment shall become effective as of the date on which the following conditions shall have been satisfied in a manner satisfactory to Agent or waived in writing by Agent and Requisite Lenders (such date is referred to herein as the "EFFECTIVE DATE"):

(1) SECOND AMENDMENT. This Second Amendment or counterparts hereof shall have been duly executed by, and delivered to, Borrower, Agent and Requisite Lenders.

(2) INTERCREDITOR CONFIRMATION. The Intercreditor Confirmation shall have been duly executed by, and delivered to, the parties thereto.

(3) AMENDED AND RESTATED TERM LOAN DOCUMENTS. The Amended and Restated Term Loan Documents shall be in form and substance satisfactory to Agent and Lenders. The Amended and Restated Term Loan Documents also shall be in full force and effect.

(4) OFFICER'S CERTIFICATE. Agent shall have received (in sufficient number of copies for distribution to Lenders) a certificate of an officer of Borrower certifying that the Amended and Restated Term Loan Documents are in full force and effect and that attached thereto are accurate and complete copies thereof.

(5) CFO CERTIFICATE. Agent shall have received (in sufficient number of copies for distribution to Lenders) a certificate of the Chief Financial Officer of The Hockey Company ("THC") that the consolidated EBITDA of Ultimate Parent for the Fiscal Year ended December 30, 2000 was not less than US$18,000,000.

(6) FEES. Agent shall have received, for its and/or Lenders' accounts, as applicable, all fees due and payable to Agent and/or Lenders, including, without limitation, the Amendment Fee.

(7) OPINIONS. Agent and Lenders shall have received legal opinions from counsel to the Credit Parties in respect of this Second Amendment and the Existing Credit Agreement, as amended by this Second Amendment, in form and substance satisfactory to Agent, acting reasonably.

SECTION 10 - MISCELLANEOUS

10.1  CONSENT SUPPLEMENT

      Borrower agrees to deliver to Agent on or before March 23, 2001 a supplement (in form and substance satisfactory to Agent acting reasonably) to the Consent Agreement dated November, 1998 between NHL Enterprises, L.P. and NHL Enterprises Canada, L.P. (collectively, "NHLE"), the Credit Parties named therein and Agent pursuant to which Schedule B thereto is supplemented to add Licence Agreements to which one or more Credit Parties and NHLE are party and that are described in such supplement.



                                      (12)
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                                                                   EXECUTION COY


10.2  AVAILABILITY

      With reference to the "Summary of Proposed Amendment Terms" prepared by Agent and distributed to Borrower and Lenders, Borrower, the other Credit Parties and Lenders hereby confirm their agreement with the amendments in the calculation of the Borrowing Base set out opposite "Availability" therein that are not specifically addressed by other provisions of this Second Amendment.

10.3  RATIFICATION AND CONFIRMATION OF LOAN DOCUMENTS

      Except as specifically amended by this Second Amendment, the Existing Credit Agreement and all other Loan Documents (including all Guaranties) shall remain in full force and effect and are hereby ratified and confirmed.

10.4  RESERVATION OF RIGHTS AND REMEDIES

      This Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right or remedy of Agent or Lenders under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents. Agent and Lenders reserve all of their rights to proceed to enforce their rights and remedies at any time and from time to time in connection with any and all Defaults or Events of Default now existing or hereafter arising.

10.5  REFERENCES IN LOAN DOCUMENTS TO CREDIT AGREEMENT

      On and after the Effective Date, each reference in the Loan Documents to the Credit Agreement shall mean and be a reference to the Existing Credit Agreement, as amended hereby.

10.6  HEADINGS

      The headings used herein are for convenience only and do not constitute matters to be considered in interpreting this Second Amendment.

10.7  REIMBURSEMENT

      Without limiting any provisions of the Existing Credit Agreement, Borrower agrees to reimburse Agent for all reasonable out-of-pocket fees and expenses, including the reasonable fees and expenses of legal counsel, in connection with the preparation, negotiation, execution and delivery of this Second Amendment and the documents contemplated hereby.

10.8  COUNTERPARTS

      This Second Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one agreement. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Second Amendment.



                                      (13)
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                                                                  EXECUTION COPY



10.9  LOAN DOCUMENT

      Each of this Second Amendment and the Intercreditor Confirmation constitute a Loan Document.

                           [INTENTIONALLY LEFT BLANK]




                                      (14)

                                                                  EXECUTION COPY



The parties have executed this Agreement.

                                          MASKA U.S., INC., as Borrower


                                          By:   /s/ Russell J. David
                                             -----------------------------------
                                             Name:  Russell J. David
                                             Title: Chief Operating Officer


                                          THE HOCKEY COMPANY, as Credit Party

                                          By:   /s/ Russell J. David
                                             -----------------------------------
                                             Name:  Russell J. David
                                             Title: Chief Operating Officer


                                          SPORTS HOLDINGS CORP., as Credit Party

                                          By:   /s/ Russell J. David
                                             -----------------------------------
                                             Name:  Russell J. David
                                             Title: Chief Operating Officer


                                          SPORT MASKA INC., as Credit Party

                                          By:   /s/ Russell J. David
                                             -----------------------------------
                                             Name:  Russell J. David
                                             Title: Chief Operating Officer


                                          SLM TRADEMARK ACQUISITION CORP., as
                                          Credit Party

                                          By:   /s/ Russell J. David
                                             -----------------------------------
                                             Name:  Russell J. David
                                             Title: Chief Operating Officer

                                                                  EXECUTION COPY



                                          WAP HOLDINGS INC., as Credit Party

                                          By:   /s/ Russell J. David
                                             -----------------------------------
                                             Name:  Russell J. David
                                             Title: Chief Operating Officer
                                                    Administration


                                          SLM TRADEMARK ACQUISITION CANADA
                                          CORPORATION, as Credit Party

                                          By:   /s/ Russell J. David
                                             -----------------------------------
                                             Name:  Russell J. David
                                             Title: Chief Operating Officer


                                          FLEET BUSINESS CREDIT
                                          CORPORATION, as Lender

                                          By:   /s/ Michael Kerneklian
                                             -----------------------------------
                                             Name:  Michael Kerneklian
                                             Title: Vice President


                                          GENERAL ELECTRIC CAPITAL
                                          CORPORATION, as Agent and Lender

                                          By:   /s/ Christopher Cox
                                             -----------------------------------
                                             Name:  Christopher Cox
                                             Title: Duly Authorized Signatory


                                          CONGRESS FINANCIAL CORPORATION
                                          (CENTRAL), as Lender

                                          By: /s/ W.H. Bloch
                                             -----------------------------------
                                             Name: W.H. Bloch
                                             Title: Executive Vice President